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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-72633, 333-35042 and 333-35040) of
PurchaseSoft, Inc. of our report dated June 30, 2000, except as to Notes 1 and 9, which are as of April 4, 2001, relating to the financial statements, which appears in this Form 10-KSB/A.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, MN
April 4, 2001